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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of February 29, 2000, by and among the stockholders of Unwire AB (publ), org. no. 556522-7617, a corporation organized under the laws of Sweden (the "Company"), each of which is listed on
Schedule I attached hereto (each a "Seller", and collectively, the "Sellers"), and CELLPOINT INC., a corporation organized under the laws of the State of Nevada (the "Purchaser").

                              W I T N E S S E T H:

          WHEREAS, the Sellers, the Purchaser and CellPoint Swedish Holdings Ltd. have entered into a certain Purchase and Sale Agreement, dated as of February 16, 2000 (as amended and in effect from time to time, the "Purchase Agreement"), pursuant to which (i) the Purchaser purchased from the Sellers all of the issued and outstanding equity securities and securities convertible into or exercisable for the equity securities of the Company, and (ii) the Purchaser is issuing to the Sellers, as consideration for such purchase, an aggregate of 1,075,000 shares (the "CellPoint Shares") of the Common Stock, par value $0.001 per share (the "Common Stock") of the Purchaser;

          WHEREAS, the Purchaser and the Sellers desire to enter into this Agreement in consideration for their respective obligations under the Purchase Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

          1. DEFINITIONS; CERTAIN RULES OF CONSTRUCTION. Certain capitalized terms are used in this Agreement with the specific meanings defined below in this Section 1 or as otherwise provided in this Agreement. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Purchase Agreement. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section include all subsections thereof, (c) the word "including" shall be construed as "including without limitation", (d) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (e) words in the singular or plural form include the plural and singular form, respectively, and (f) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement.

          "Board of Directors" means the Board of Directors of the Purchaser.


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          "Common Stock" has the meaning set forth in the recitals hereto.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Holder" means any Seller that owns, of record, any of the CellPoint Shares.

          "Initial Registration Statement" means the registration statement to be filed by the Purchaser with respect to the 1,125,000 shares of the Common Stock which were issued and sold by the Purchaser in a private placement closed in October and November 1999.

          "Initiating Holders" has the meaning set forth in Section 2(c).

          "Person" means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

          "register", "registered" and "registration" refer to a registration of the Common Stock effected by preparing and filing a registration statement or similar document in compliance with the Securities Act or an analogous document under the Securities Act and the declaration or ordering of effectiveness, of such registration statement or document.

          "Registrable Securities" means (a) any CellPoint Shares acquired by the Sellers pursuant to the Purchase Agreement, (b) the Purchaser Escrow Shares, if and when issued out of escrow to the Sellers in accordance with the Purchase Agreement, and (c) any share of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued
as) a dividend or other distribution with respect to, in exchange for, or in replacement of, any share of Common Stock described in the foregoing clause (a) and (b); PROVIDED, HOWEVER, that any share of Common Stock previously sold to the public pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the Securities Act shall cease to be a Registrable Security.

          "Registration Expenses" has the meaning set forth in Section 2(f).

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Violation" means, with respect to any registration statement which includes any Registrable Securities:

          (i) any untrue statement or alleged untrue statement of a material fact



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     contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
          (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

          (iii) any violation or alleged violation by the Purchaser of the Securities Act, the Exchange Act, any state securities law or any rule or regulation with respect to the registration of securities of the Purchaser.

          2.   REGISTRATION RIGHTS.

          (a) INITIAL REGISTRATION STATEMENT. The Purchaser hereby agrees to include in the Initial Registration Statement to be filed by the Purchaser under the Securities Act such number of the Shares as shall equal approximately 25% of the aggregate number of Registrable Securities (excluding the Purchaser Escrow Shares that have not been delivered out of escrow to the Sellers) issued to the Sellers pursuant to the Purchase Agreement. The Purchaser shall include the CellPoint Shares of the Sellers allocated among the Sellers as the Sellers shall notify the Purchaser prior to the filing of the Initial Registration Statement. The Purchaser shall use its commercially reasonable best efforts to file with the SEC the Initial Registration Statement no later than March 31, 2000. The Purchaser shall use its commercially reasonable best efforts to cause the Initial Registration Statement to be declared effective as soon as practicable by responding to any comments and requests by the SEC as soon as practicable after receiving comments from the SEC with respect thereto.

          (b) PIGGYBACK REGISTRATION RIGHTS. If, after the date hereof, the Purchaser proposes to register (including for this purpose a registration effected by the Purchaser for stockholders other than the Holders) any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 or an analogous form under the Securities Act relating solely to the sale of securities to participants in a Purchaser stock plan or a registration on Form S-4 or an analogous form under the Securities Act), the Purchaser shall, at such time, promptly (but in any event not less than 45 days before the anticipated filing date) give each Holder written notice of such registration. Upon the receipt of a written request of any Holder given within 30 days after receipt of such notice from the Purchaser, the Purchaser shall, subject to the provisions of Section 2(h), use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act. The Purchaser shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so (except for its obligation to pay the Registration Expenses in connection therewith); PROVIDED, HOWEVER, that in the event the Purchaser determines to delay registering shares for its own account or for the account of stockholders other than the Sellers, the Purchaser shall only be



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permitted to delay registering the Registrable Securities for the same period and to the extent that the Purchaser has delayed registering such other securities.

          (c)  DEMAND REGISTRATION.

          (i) If, by November 15, 2000, the Purchaser shall not have filed a registration statement or registration statements which, in the aggregate, include all of the Registrable Securities (other than the Purchaser Escrow Shares which, at that date, are still being held in escrow under the Agreement), whether pursuant to paragraph (a) or paragraph (b) of this
     Section 2, then by December 31, 2000, the Purchaser shall file a registration statement with the SEC with respect to those Registrable Securities owned by the Sellers which have not theretofore been included in a registration statement filed under the Securities Act.

          (ii) At any time after December 31, 2000, if the Purchaser shall not have filed a registration statement or registration statements which, in the aggregate, include all of the the Registrable Securities (other than the Purchaser Escrow Shares which, at that date, are still being held in escrow under the Agreement), whether pursuant to paragraph (a), paragraph
     (b) or paragraph (c)(i) of this Section 2, upon the written request of Holders of a majority in interest of the Registrable Securities then outstanding and entitled to registration rights under this Section 2 (the "Initiating Holders") that the Purchaser effect the registration under the Securities Act of all of the Registrable Securities then outstanding, the Purchaser shall, within 45 days of the receipt of such request, file with the SEC a registration statement covering all the Registrable Securities and use its commercially reasonable best efforts to have such registration statement be declared effective. The exercise by the Holders of the registration rights set forth in this Section 2(c) is subject to the Initiating Holders= compliance with the terms and restrictions set forth in this Agreement.

          (iii) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Purchaser as part of their request made pursuant to Section 2(c)(ii). All Holders proposing to distribute their securities through such underwriting shall (together with the Purchaser) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. In the case of any such underwritten offering, the underwriter or underwriters shall be selected, after consultation with, and with the consent of, the Purchaser (which shall not unreasonably be withheld), by a majority in interest of the Initiating Holders.

          (d)  OBLIGATIONS OF THE PURCHASER. Whenever required under this
Section 2 to effect the registration of any Registrable Securities under the Securities Act, the Purchaser shall, as expeditiously as reasonably possible:


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          (i)  diligently use its best efforts to prepare and file with the SEC a registration statement on any form for which the Purchaser then qualifies of which counsel for the Purchaser shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority in interest of the Registrable Securities to be registered thereunder, keep such registration statement effective for up to twelve months or until the Holders have informed the Purchaser in writing that the distribution of their Registrable Securities has been completed, whichever is earlier; PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto, (A) the Purchaser shall provide the Sellers and one counsel selected by the Sellers with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, (B) each Seller shall have the opportunity to approve any information contained in such registration statement and prospectus pertaining solely to such Seller, and the Purchaser shall make such corrections thereto as requested by such Seller subject to the requirements of the Securities Act, and (C) the Purchaser shall notify the applicable Sellers (x) when such registration statement or prospectus or any amendment or supplement thereto has been filed, and with respect to any such registration statement or post-effective amendment, when the same has become effective, and (y) of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

          (ii) diligently prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including all exhibits and documents incorporated by reference), and use its best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (iii) as soon as reasonably possible, furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (in each case including all exhibits);

          (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such states and jurisdictions as shall be reasonably requested by the Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of Registrable Securities in such jurisdiction, except that the Purchaser shall not be required in connection therewith or as a condition thereto to



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     qualify to do business or file a general consent to service of process in any such state or jurisdiction;

          (v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; PROVIDED, HOWEVER, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter;

          (vi) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to Section 2.3(b) on account of such event and use its best efforts to cause each such amendment and supplement to become effective;

          (vii) apply for listing and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD");

          (viii) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Purchaser to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

          (ix) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, and one counsel selected by the Holders all financial and other records, pertinent corporate documents and properties of the Purchaser and its subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Purchaser's and its subsidiaries', officers, directors and employees, and the independent public accountants of the Purchaser, to supply all information reasonably requested in connection with such registration statement;

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;


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          (xi) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with any securities exchange or the NASD;

          (xii) furnish to the Holders of Registrable Securities included in such registration statement a copy (with the original thereof to be delivered to the one counsel selected by the Holders), (A) an opinion of counsel to the Purchaser, dated the effective date of the registration statement (or if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory to counsel for the Holders, and (B) a "comfort letter" signed by the independent public accountants of the Purchaser who have certified the Purchaser's financial statements included in such registration statement, such letter to be dated the effective date of the registration statement (or if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement),

          (xii) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

          (e) FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Purchaser to take any action pursuant to this Section 2 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Purchaser such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Registrable Securities. The Purchaser shall have no responsibility, to the extent such Holder fails to provide such information in a timely manner, and if the Purchaser determines it appropriate, the Purchaser may delay the filing of any such registration statement until the Holder provides such information.

          (f) EXPENSES OF REGISTRATION. The Purchaser shall bear all expenses ("Registration Expenses") relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to this
Section 2, including, without limitation, all registration, filing, exchange or NASD listing fees, qualification and other fees and expenses of complying with securities or blue sky laws, printing and accounting fees, fees and disbursements of counsel for the Purchaser and other fees and disbursements of underwriters customarily paid by issuers or sellers of securities, except that
(i) the Purchaser shall not be required to bear the expenses of counsel for the Sellers and (ii) if the Registrable Securities shall be registered pursuant to an underwritten public offering, then the Holders shall bear the commissions payable to the underwriter with respect to the sales of the Registrable Securities sold by the underwriter on behalf of such Holders.

          (g) PERIODIC REPORTING UNDER THE EXCHANGE ACT. The Purchaser covenants that it shall (i) file any reports required to be filed by it under the Exchange Act and the rules and



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regulations adopted by the SEC thereunder; and (ii) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the SEC.

          (h) UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of securities being issued by the Purchaser, the Purchaser shall not be required to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Purchaser and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Purchaser. If the managing underwriter for the offering shall advise the Purchaser and the Holders in writing that the total amount of securities, including Registrable Securities requested to be included in such offering exceeds the amount of securities to be sold other than by the Purchaser that can be successfully offered without a material reduction in the selling price anticipated to be received for the securities to be sold in such offering or without adversely affecting the proceeds from the sale of securities by the Purchaser, then the Purchaser shall only be required to include in the offering:

               (i)  first, all securities the Purchaser proposes to sell; and

               (ii) second, the number of securities in excess of those the Purchaser proposes to sell which in the opinion of such managing underwriter can be sold, which number shall be allocated pro rata among the Holders and the other stockholders of the Purchaser who have requested shares of Common Stock to be included therein based on the number of shares so requested to be included by such Holder in the registration statement; PROVIDED, HOWEVER, that the number of Registrable Securities of each Holder to be included therein shall be allocated among the Holders in their sole discretion, as notified to the Purchaser and the underwriter prior to the filing of the registration statement; and PROVIDED FURTHER, in the event that affiliates (as such term is interpreted under the Securities Act) of the Company request that the Purchaser include their shares of the Purchaser's Common Stock in such registration statement and in the event that the circumstances described in this Section 2(h) apply, the number of shares of the Holders other than such affiliates and the number of shares of such affiliates to be included in such registration statement shall be adjusted on a PRO RATA basis; and PROVIDED FURTHER, that in no event shall the Company include in such registration statement more than 300,000 shares of the Common Stock of the Purchaser beneficially owned by such affiliates.

          3. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 2:


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          (a)  The Purchaser will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Holder Indemnitees"), against any losses, claims, damages or liabilities (joint or several) to which any Holder Indemnitee may become subject under the Securities Act, the Exchange Act, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereto) arise out of or are based upon any Violation. The Purchaser will reimburse each Holder Indemnitee for any legal or other expenses reasonably incurred by such Holder Indemnitee in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. The indemnity agreement contained in this Section 3(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld), nor shall the Purchaser be liable to any Holder Indemnitee in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder Indemnitee; PROVIDED, HOWEVER, that the Purchaser shall not be required to indemnify any Holder for information supplied by another Holder, or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

          (b) Each Holder which includes any Registrable Securities in any registration statement (i) will indemnify and hold harmless the Purchaser, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Purchaser within the meaning of the Securities Act, each agent and any underwriter for the Purchaser, and any other Holder or other stockholder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any Person who controls such Holder or such other stockholder or such underwriter (collectively, the "Purchaser Indemnitees"), against any losses, claims, damages or liabilities (joint or several) to which any Purchaser Indemnitee may become subject under the Securities Act, the Exchange Act, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration and
(ii) will reimburse any legal or other expenses reasonably incurred by any Purchaser Indemnitee in connection with investigating or defending any such loss, claim, damage, liability, action or

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proceeding; PROVIDED, HOWEVER, that the liability of any Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to the Violation; and PROVIDED, FURTHER, that the indemnity agreement contained in this Section 3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) nor, in the case of a sale directly by the Purchaser of its securities (including a sale of such securities through any underwriter retained by the Purchaser to engage in a distribution solely on behalf of the Purchaser), shall such Holder be liable to the Purchaser in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Purchaser failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

          (c) Promptly after receipt by any Indemnitee under this Section 3 of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that such Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such Indemnitee and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 3 only to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to such Indemnitee otherwise than under this Section.

          (d)  The obligations of the Purchaser and the Holders under this
Section 3 shall survive the completion of any offering of Registrable Securities in a registration statement whether under Section 2 or otherwise. The obligations of the Purchaser and the Holders under this Section 3 shall be outside of the limitations and requirements set forth in Article X of the Purchase Agreement, and any amounts owing by the indemnifying party pursuant to this Section 3 shall be not subject to the Deductible or the maximum liability set forth in such Article X.

          (e) If the indemnification provided for in this Section 3 is unavailable to a party that would have been an Indemnitee under this Section 3 in respect of any losses, claims,

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damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such Indemnitee, on the other hand, in connection with the Violation which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 3(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 3(e) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) arising under this Section 3(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

          4. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

          (i)  if to the Purchaser:

               CellPoint Inc.
               Sofielundsvagen 4
               Sollentuna S 191 47
               Sweden
               Facsimile:   468-544-90005
               Attention: Peter Henricsson

               with a copy to:

               Salans Hertzfeld Heilbronn Christy & Viener

               620 Fifth Avenue
               New York, New York 10020
               Attn: Steven R. Berger, Esq.
               Telephone:  212-632-5500
               Facsimile:    212-307-3308 or 212-632-5555

          (ii) if to the Sellers:

               To their respective addresses set forth
               on the signature page hereof

               with a copy to:

               Clifford Chance Limited Liability Partnership
               200 Aldersgate Street

               London EC1A 4JJ
               United Kingdom

               Attention:  Olof Clausson, Esq.
               Facsimile:  44-171-600-5555

A notice or communication will be effective (i) if delivered by hand or by overnight courier, on the business day it is delivered, (ii) if transmitted by facsimile, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, upon receipt.

          5.   BINDING EFFECT; GOVERNING LAW.

          (a) This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective personal representatives, successors and permitted assigns.

          (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

          6. COURSE OF DEALING; AMENDMENTS, WAIVERS AND CONSENTS. No course of dealing between the parties shall operate as a waiver of any party's rights under this Agreement. Each party acknowledges that if any party, without being required to do so by this Agreement, gives any notice or information to, or obtains any consent from, the other party, such party shall not by implication have amended, waived or modified any provision of this Agreement, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission on the part of any party in exercising any right under this Agreement shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No amendment, waiver or consent with respect to this Agreement shall be binding unless it is in writing and signed by each of the Purchaser and the holders of a majority of the Registrable Securities then outstanding.

          7.   MISCELLANEOUS.

          (a) This Agreement may be amended only by a written agreement, signed by all the parties hereto.

          (b) If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

          (c) This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          (d) This Agreement shall be binding upon and shall inure for the benefit of the parties hereto and there respective successors and assigns.

          (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute only one Agreement.

          (f) The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

          (g) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

          IN WITNESS WHEREOF, the Purchaser and the Sellers have caused this Agreement to be executed effective as of the date first above written.

THE PURCHASER:

                                           CELLPOINT INC.

                                          By: /s/ PETER HENRICSSON
                                              ------------------------------
                                              Peter Henricsson
                                              President

THE SELLERS:

Address:                                  PROCURITAS INVESTMENT PARTNERS
Skeppsbron20                              (PIP) BV
111 30 Stockholm
Sweden                                    By  /s/ MATS HUGOSON
                                              ------------------------------
                                              Name: Mats Hugoson



Address:                                  NORRA BROFASTET I SUNDSVALL AB
Karlavagen 50
1114 49 Stockholm
Sweden                                    By  /s/ PER BORJESSON
                                              ------------------------------
                                              Name: Per Borjesson



Address:                                  ERASMUS MANAGEMENT AB
Sabelgatan 6
254 67 Helsingborg
Sweden                                    By  /s/ MIKAEL SOLBERG
                                              ------------------------------
                                              Name: Mikael Solberg



Address:                                  FORETAGSPARTNER IBP INVEST AB
Karlavagen 50
114 49 Stockholm
Sweden                                    By  /s/ PER BORJESSON
                                              ------------------------------
                                              Name: Per Borjesson

Address:                                  KARL STOCKMAN AB
Norra Klaragatan 15
653 40 Karlstad
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:                                  LEDSTIERNAN INVESTMENT LTD.
c/o CBS, Rue Du Criblet 9
C.P. 210, CH-1701 Fribourg
Switzerland                               By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:                                  THOMAS ROSEN
Rosendalsterassen 9
115 21 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:                                  LEDSTIERNAN KAPITALFORVALTNING AB
Birger Jarlsgatan 14
114 34 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:                                  LEDSTIERNAN BUSINESS DEVELOPMENT LTD
Kevingestrand 35
182 57 Danderyd
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg

Address:                                  LEDSTIERNAN B.V.
Box 75215
1070AE Amsterdam
Holland                                   By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:                                  AB BASEN
Normasgard
139 50 Varmdo
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Name: Per Lundberg



Address:
9 Skeppargatan 80 2 lr
114 59 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              PER LUNDBERG



Address:                                  JAKOB LUNDBERG
Hornsgatan 80
118 21 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  ANNA DAHLIN
Vasavagen 20
133 38 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  SARA LUNDBERG
Tavastgatan 48
118 24 Stockholm
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  KRISTER STROMBOM
Eknasvagen 37
132 44 Saltsjo Boo
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Attorney-in-fact

Address:
Fasanvagen 28
192 55 Sollentuna
Sweden                                    By  /s/ PER JUNDIN
                                              ------------------------------
                                              PER JUNDIN



Address:                                  PETER JUNDIN
Fasanvagen 28
192 55 Sollentuna
Sweden                                    By  /s/ PER JUNDIN
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  CHRISTOPHER JUNDIN
Fasanvagen 28
192 55 Sollentuna
Sweden                                    By  /s/ PER JUNDIN
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  KENT JOHANSSON
Lotsjovagen 73
174 52 Sundbyberg
Sweden                                    By  /s/ PER JUNDIN
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  UNIUM AB
Lotsgatan 4
374 35 Karlshamn
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Name:  Michael Wallon

Address:
Soldatvagen 12c
192 73 Sollentuna
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              MICHAEL WALLON



Address:                                  THOMAS HOGLUND
Lotsgatan 4
374 35 Karlshamn
Sweden
                                          By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              MICHAEL WALLON



                                              KAJ GELLBERG
Address:
Eriksfaltsgatan 31
214 55 Malmo
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  ORJAN SODERBERG
Kungsladugardsgatan 14b
414 69 Goteborg
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  BERTIL SODERBERG
Rogestavagen 3
139 36 Varmdo
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  LYKKE OLESEN
Granvagen 4
130 40 Djurhamn
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  KERSTIN OLESEN
Granvagen 4
130 40 Djurhamn
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact

Address:                                  MATS LJUNG
Venusvagen 10
132 44 Saltsjo Boo
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  ROGER CARLSSON
Rodkhakevagen 55
147 70 Grodinge
Sweden                                    By  /s/ MICHAEL WALLON
                                              ------------------------------
                                              Attorney-in-fact



Address:                                  OLOF STENHAMMAR
Normasgard
139 50 Varmdo
Sweden                                    By  /s/ PER LUNDBERG
                                              ------------------------------
                                              Attorney-in-fact